UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2009

POWERSECURE INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12014 (Commission File Number)	84-1169358 (I.R.S. Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina (Address of principal executive offices)	27587 (Zip code)
Registrant’s telephone number, including area code: (919) 556-3056
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On March 12, 2009, PowerSecure International, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the fourth quarter and the fiscal year ended December 31, 2008 and announcing that it is holding a conference call regarding its financial results and its business operations, strategic initiatives and future prospects 5:15 p.m., Eastern time, on March 12, 2009. The full text of the Company’s press release containing this announcement is attached to this Report as Exhibit 99.1 and incorporated herein by this reference.
     The attached press release contains references by the Company to certain non-GAAP financial information. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
     The press release filed herewith as Exhibit 99.1 also contains forward-looking statements relating to the Company’s future performance, and such forward-looking statements are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company’s operating results will be discussed under the items “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which the Company will file with the Securities and Exchange Commission (the “SEC”) on or about March 12, 2009, as well as other risks, uncertainties and other factors discussed in subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files with or furnishes to the SEC.
     The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release of PowerSecure International, Inc., issued March 12, 2009, announcing its financial results for the fourth quarter and fiscal year ended December 31, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.
By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Vice President and Chief Financial Officer

Dated: March 12, 2009

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